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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               ________________



                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)  November 17, 1998


                                 ____________


                          LOCKHEED MARTIN CORPORATION

            (Exact name of registrant as specified in its charter)



         MARYLAND                         1-11437                52-1893632
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


6801 ROCKLEDGE DRIVE, BETHESDA, MARYLAND           20817
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



                                (301) 897-6000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 ____________


                                Not Applicable
            (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events

Accounting Announcements Regarding (i) Adoption of American Institute of Public
-------------------------------------------------------------------------------
Accountants', Statement of Position 98-5, (ii) Status of Review of Launch
-------------------------------------------------------------------------
Vehicle Line of Business and (iii) Status of Review of Lockheed Martin's
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Relationship With CalComp Technology, Inc.
------------------------------------------

          In a press release issued November 17, 1998, Lockheed Martin Corporation, a Maryland corporation ("Lockheed Martin"), announced that, effective January 1, 1999, it will adopt the American Institute of Public Accountants' Statement of Position 98-5 related to start-up activities. The press release also discloses that Lockheed Martin has completed a review of the overall strategy and risks related to its launch vehicle line of business and has concluded that no adjustments are required. In addition, the press release announces that a review of Lockheed Martin's relationship with CalComp Technology, Inc., a majority-owned public subsidiary, will be completed in the fourth quarter of 1998. These announcements represent updates to matters described in Lockheed Martin's Form 10-Q for the quarter ended September 30, 1998. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99(a).

Announcement Regarding Extension of Tender Offer for Comsat Corporation
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          On September 20, 1998, Lockheed Martin and Comsat Corporation, a
District of Columbia corporation ("Comsat"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 18, 1998, among Lockheed Martin, Comsat and Deneb Corporation, a Delaware corporation and wholly-owned subsidiary of Lockheed Martin ("Acquisition Sub").

          Pursuant to and subject to the terms and conditions of the Merger Agreement, Lockheed Martin, acting through a wholly-owned single member Delaware limited liability company, Regulus, LLC ("Offer Sub"), commenced (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934, as amended) an offer (the "Offer") to purchase for cash up to 49% (less certain adjustments) of the shares of Comsat's common stock at a price of $45.50 per share, net to the seller in cash. Offering materials concerning the Offer were filed with the Securities and Exchange Commission ("SEC") on September 25, 1998. Among other things, these disclosed that closing of the Offer is subject to the satisfaction or waiver of a number of conditions which are set forth in the Merger Agreement and that, unless extended, the Offer was to expire at 12:00 midnight, New York City time on November 24, 1998. Lockheed Martin announced in a press release issued November 17, 1998 that the Offer has been extended until 12:00 midnight New York City time on January 14, 1999. The terms of the original Offer are otherwise unchanged. A copy of the press release announcing the extension of the Offer is attached hereto and incorporated herein as Exhibit 99(b).

Item 7.  Exhibits

Exhibit No. 99(a) - Press Release issued November 17, 1998.
Exhibit No. 99(b) - Press Release issued November 17, 1998.
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                    /s/STEPHEN M. PIPER
                                    -------------------------------------
                                    Stephen M. Piper
                                    Associate General Counsel and
                                         Assistant Secretary



17 November 1998